SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2005

Iowa Telecommunications Services, Inc.

(Exact name of registrant as specified in its charter)

Iowa	001-32354	42-1490040

(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Identification No.)

115 S. Second Avenue West Newton, Iowa 50208

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (641) 787-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_|	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 3, 2005, Iowa Telecommunications, Inc. issued a press release to report its results of operations and financial condition for the fourth quarter and year ended December 31, 2004. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Exhibits

                Exhibit 99.1     Press Release dated March 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2005

Iowa Telecommunications Services, Inc.
—————————————————
(Registrant)

	By:	/s/ Craig A. Knock
Craig A. Knock
Vice President and Chief Financial Officer (Principal Financial Officer and Accounting Officer)